Exhibit 99.10
                                  -------------
                 Computational Materials and/or ABS Term Sheets

     [LOGO OMITTED]Countrywide(R)                    Computational Materials for
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                            Interest Only (Aggregate)

                                ARM $523,833,082

                                 Detailed Report

Summary of Loans in Statistical Calculation Pool                                      Range
(As of Calculation Date)                                                              -----
Total Number of Loans                                            1,855
Total Outstanding Balance                                 $523,833,082
Average Loan Balance                                          $282,390          $53,500 to $979,920
WA Mortgage Rate                                                6.579%           4.300% to 10.550%
Net WAC                                                         5.600%           2.876% to 9.366%
ARM Characteristics
    WA Gross Margin                                             6.486%           4.000% to 10.550%
    WA Months to First Roll                                         29               16 to 36
    WA First Periodic Cap                                       1.767%           1.000% to 3.000%
    WA Subsequent Periodic Cap                                  1.414%           1.000% to 3.000%
    WA Lifetime Cap                                            13.415%          10.250% to 17.550%
    WA Lifetime Floor                                           6.567%           4.050% to 10.550%
WA Original Term (months)                                          360              360 to 360
WA Remaining Term (months)                                         359              352 to 360
WA LTV                                                          85.57%           40.44% to 100.00%
 Percentage of Pool with CLTV > 100%                             0.00%
 WA Effective LTV (Post MI)                                     72.92%
 Second Liens w/100% CLTV                                        0.00%
WA FICO                                                            682

Secured by (% of pool)  1st Liens                              100.00%
                        2nd Liens                                0.00%
Prepayment Penalty at Loan Orig (% of all loans)                82.67%


----------------------------------------------------------------------------------------------------------------------------
  Top 5 States:       Top 5 Prop:       Doc Types:      Purpose Codes:     Occ Codes:         Grades:       Orig PP Term:
  ------------        ----------        ---------       -------------      ---------          ------        ------------
CA          53.49%  SFR       66.74%  FULL      58.32%  PUR       60.79%  OO       95.48%  A         100.00 0        17.33%
FL           8.10%  PUD       19.34%  STATED    41.68%  RCO       37.45%  INV       3.84%                   12        6.94%
NV           4.53%  CND        9.35%                    RNC        1.76%  2H        0.68%                   13        0.05%
VA           4.31%  2 FAM      2.57%                                                                        24       45.24%
AZ           3.92%  4 FAM      0.76%                                                                        36       30.39%
                                                                                                            60        0.04%




----------------------------------------------------------------------------------------------------------------------------



________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED]Countrywide(R)                    Computational Materials for
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                            Interest Only (Aggregate)

                                ARM $523,833,082

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                               Program
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
2/28 LIB6M-IO-24        $224,475,276    752   42.85    $298,504     6.588  358.66  680   86.0
2/28 LIB6M-IO-60         $36,263,471    121    6.92    $299,698     6.448  357.84  692   82.0
3/27 LIB6M-IO-36        $240,991,038    888   46.01    $271,386     6.597  358.71  682   86.1
3/27 LIB6M-IO-60         $22,103,297     94    4.22    $235,141     6.500  357.97  682   82.0
------------------------------------------------------------------------------------------------------------------------------------
                        $523,833,082  1,855  100.00    $282,390     6.579  358.60  682   85.6
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Original Term
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
ARM 360                 $523,833,082  1,855  100.00    $282,390     6.579  358.60  682   85.6
------------------------------------------------------------------------------------------------------------------------------------
                        $523,833,082  1,855  100.00    $282,390     6.579  358.60  682   85.6
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
$50,000.01-$75,000.00       $787,422     12    0.15     $65,619     7.706  358.67  682   94.6
$75,000.01-$100,000.00    $4,535,294     50    0.87     $90,706     7.072  358.62  677   89.2
$100,000.01-$150,000.00  $27,611,777    213    5.27    $129,633     6.881  358.64  677   86.7
$150,000.01-$200,000.00  $48,886,848    278    9.33    $175,852     6.745  358.56  681   85.1
$200,000.01-$250,000.00  $65,485,171    288   12.50    $227,379     6.740  358.55  679   85.6
$250,000.01-$300,000.00  $83,760,005    305   15.99    $274,623     6.531  358.58  680   84.4
$300,000.01-$350,000.00  $70,417,350    217   13.44    $324,504     6.625  358.59  682   86.2
$350,000.01-$400,000.00  $74,625,038    199   14.25    $375,000     6.469  358.54  681   84.6
$400,000.01-$450,000.00  $44,082,003    103    8.42    $427,981     6.488  358.50  687   86.0
$450,000.01-$500,000.00  $40,238,714     84    7.68    $479,032     6.509  358.68  684   86.3
$500,000.01-$550,000.00  $21,957,247     42    4.19    $522,792     6.465  358.64  684   87.8
$550,000.01-$600,000.00  $13,797,260     24    2.63    $574,886     6.269  358.91  677   87.0
$600,000.01-$650,000.00  $11,286,840     18    2.15    $627,047     6.467  358.89  688   87.8
$650,000.01-$700,000.00   $7,440,600     11    1.42    $676,418     6.190  358.99  706   82.7
$700,000.01-$750,000.00   $2,174,250      3    0.42    $724,750     6.003  358.33  685   91.3
$750,000.01-$800,000.00   $3,128,000      4    0.60    $782,000     6.116  358.24  685   82.4
$800,000.01-$850,000.00   $1,661,841      2    0.32    $830,921     5.690  358.00  702   72.3
> $900,000.00             $1,957,420      2    0.37    $978,710     6.950  359.50  699   82.5
------------------------------------------------------------------------------------------------------------------------------------
                        $523,833,082  1,855  100.00    $282,390     6.579  358.60  682   85.6
------------------------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED]Countrywide(R)                    Computational Materials for
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                            Interest Only (Aggregate)

                                ARM $523,833,082

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                State
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
Alabama                   $1,054,095      6    0.20    $175,683     7.263  358.60  662   95.3
Alaska                      $146,300      1    0.03    $146,300     7.100  359.00  668   95.0
Arizona                  $20,526,242    105    3.92    $195,488     6.653  358.56  672   84.2
Arkansas                    $242,050      2    0.05    $121,025     8.155  358.45  647   97.3
California              $280,184,331    801   53.49    $349,793     6.370  358.61  685   84.1
Colorado                 $16,262,308     79    3.10    $205,852     6.576  358.69  681   86.4
Connecticut               $2,346,180     10    0.45    $234,618     6.764  358.85  684   84.1
Delaware                    $673,500      2    0.13    $336,750     6.911  358.50  705   85.0
District of Columbia      $1,209,140      3    0.23    $403,047     6.281  359.00  685   72.4
Florida                  $42,415,655    178    8.10    $238,290     6.998  358.62  676   87.5
Georgia                   $4,818,099     27    0.92    $178,448     7.474  358.36  674   91.1
Hawaii                    $5,407,980     13    1.03    $415,998     6.543  358.58  699   86.8
Idaho                       $428,500      2    0.08    $214,250     6.797  359.00  703   93.4
Illinois                 $12,083,600     48    2.31    $251,742     6.908  358.89  683   89.6
Indiana                     $915,520      6    0.17    $152,587     6.602  358.78  668   93.1
Iowa                         $72,000      1    0.01     $72,000     8.650  359.00  669  100.0
Kansas                      $224,000      2    0.04    $112,000     7.562  358.38  691   92.3
Kentucky                    $702,600      7    0.13    $100,371     7.004  358.67  694   91.0
Louisiana                   $556,450      5    0.11    $111,290     7.403  358.44  664   92.6
Maine                       $402,920      2    0.08    $201,460     6.345  358.45  670   74.3
Maryland                 $10,689,200     40    2.04    $267,230     6.670  358.54  681   85.4
Massachusetts             $4,297,774     15    0.82    $286,518     6.698  358.81  670   88.7
Michigan                  $4,555,673     30    0.87    $151,856     7.250  358.54  690   89.6
Minnesota                $10,683,696     48    2.04    $222,577     6.902  358.82  681   93.4
Missouri                  $1,890,650     12    0.36    $157,554     7.464  358.46  667   91.0
Montana                   $1,251,955      4    0.24    $312,989     6.741  358.83  677   90.2
Nebraska                    $135,000      1    0.03    $135,000     6.470  359.00  721   90.0
Nevada                   $23,755,208     90    4.53    $263,947     6.655  358.48  678   83.9
New Hampshire               $577,820      2    0.11    $288,910     7.051  358.00  681   92.8
New Jersey                $5,759,950     20    1.10    $287,997     6.912  358.35  677   89.5
New Mexico                  $652,300      4    0.12    $163,075     8.004  358.72  643   92.6
New York                  $8,943,913     25    1.71    $357,757     6.468  358.87  677   88.7
North Carolina            $2,132,806     12    0.41    $177,734     6.949  358.56  677   89.8
North Dakota                $122,570      1    0.02    $122,570     6.650  359.00  685  100.0
Ohio                        $760,920      5    0.15    $152,184     8.132  358.27  669  100.0
Oklahoma                    $321,500      2    0.06    $160,750     6.539  358.17  643   91.7
Oregon                    $4,938,038     27    0.94    $182,890     6.847  358.95  682   89.7
Pennsylvania              $2,583,300     11    0.49    $234,845     7.032  357.57  669   90.1
Rhode Island                $410,400      2    0.08    $205,200     6.888  357.41  712   80.0
South Carolina              $876,862      5    0.17    $175,372     7.090  357.72  689   89.2
South Dakota                $251,900      2    0.05    $125,950     6.662  359.58  667  100.0
Tennessee                 $2,428,495     15    0.46    $161,900     7.086  358.48  692   93.2
Texas                     $3,746,808     21    0.72    $178,419     6.883  358.52  669   90.3
Utah                      $3,724,999     16    0.71    $232,812     6.857  358.48  668   89.1
Vermont                     $377,041      2    0.07    $188,521     7.200  358.60  669   89.6

________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED]Countrywide(R)                    Computational Materials for
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                            Interest Only (Aggregate)

                                ARM $523,833,082

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                State
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
Virginia                 $22,585,387     77    4.31    $293,317     6.901  358.36  678   83.0
Washington               $13,167,359     58    2.51    $227,023     6.457  358.52  680   88.2
West Virginia               $389,900      2    0.07    $194,950     7.642  358.57  691   81.1
Wisconsin                   $826,320      4    0.16    $206,580     6.787  359.54  670   88.4
Wyoming                     $323,866      2    0.06    $161,933     5.972  358.26  669   92.2
------------------------------------------------------------------------------------------------------------------------------------
                        $523,833,082  1,855  100.00    $282,390     6.579  358.60  682   85.6
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 50.00                  $1,851,000      9    0.35    $205,667     6.310  358.33  669   44.5
50.01 - 55.00             $1,781,000      8    0.34    $222,625     5.789  359.02  686   53.3
55.01 - 60.00             $4,218,341     17    0.81    $248,138     5.867  358.52  670   58.2
60.01 - 65.00             $4,029,400     17    0.77    $237,024     5.873  358.63  670   63.4
65.01 - 70.00             $8,568,446     28    1.64    $306,016     6.442  358.87  676   69.0
70.01 - 75.00            $16,602,069     61    3.17    $272,165     6.303  358.67  678   73.7
75.01 - 80.00           $238,016,771    834   45.44    $285,392     6.361  358.58  685   79.9
80.01 - 85.00            $34,920,561    109    6.67    $320,372     6.427  358.68  680   84.1
85.01 - 90.00            $79,941,712    270   15.26    $296,080     6.778  358.65  675   89.6
90.01 - 95.00            $30,283,342    107    5.78    $283,022     7.059  358.40  682   94.6
95.01 - 100.00          $103,620,439    395   19.78    $262,330     6.967  358.59  683  100.0
------------------------------------------------------------------------------------------------------------------------------------
                        $523,833,082  1,855  100.00    $282,390     6.579  358.60  682   85.6
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500               $297,300      2    0.06    $148,650     4.332  359.43  728   88.5
4.501 - 5.000             $4,416,581     13    0.84    $339,737     4.917  358.51  697   81.5
5.001 - 5.500            $34,236,664    102    6.54    $335,654     5.379  358.64  688   78.2
5.501 - 6.000           $110,707,416    363   21.13    $304,979     5.840  358.50  691   82.0
6.001 - 6.500           $120,400,732    404   22.98    $298,022     6.326  358.55  683   84.7
6.501 - 7.000           $135,835,661    489   25.93    $277,783     6.795  358.71  679   87.5
7.001 - 7.500            $62,826,926    249   11.99    $252,317     7.298  358.59  673   88.7
7.501 - 8.000            $32,051,562    132    6.12    $242,815     7.798  358.59  676   90.3
8.001 - 8.500            $12,757,121     56    2.44    $227,806     8.255  358.60  672   93.1
8.501 - 9.000             $6,221,679     29    1.19    $214,541     8.780  358.56  671   92.7
9.001 - 9.500             $1,469,850      8    0.28    $183,731     9.294  358.79  660   95.3
9.501 - 10.000            $2,114,590      7    0.40    $302,084     9.791  358.82  684   85.2
10.501 - 11.000             $497,000      1    0.09    $497,000    10.550  359.00  646  100.0


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED]Countrywide(R)                    Computational Materials for
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                            Interest Only (Aggregate)

                                ARM $523,833,082

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                        $523,833,082  1,855  100.00    $282,390     6.579  358.60  682   85.6
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
SFR                     $349,623,521  1,236   66.74    $282,867     6.533  358.58  682   85.6
PUD                     $101,304,873    347   19.34    $291,945     6.623  358.51  678   85.3
CND                      $49,002,767    200    9.35    $245,014     6.648  358.72  687   86.9
2 FAM                    $13,450,900     40    2.57    $336,272     6.660  358.98  692   84.9
4 FAM                     $4,006,594     11    0.76    $364,236     7.667  358.75  669   78.6
CNDP                      $3,476,365     14    0.66    $248,312     7.238  358.66  676   88.3
3 FAM                     $2,968,062      7    0.57    $424,009     6.692  358.82  702   83.9
------------------------------------------------------------------------------------------------------------------------------------
                        $523,833,082  1,855  100.00    $282,390     6.579  358.60  682   85.6
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                               Purpose
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
PUR                     $318,421,161  1,138   60.79    $279,808     6.666  358.59  687   87.3
RCO                     $196,186,523    677   37.45    $289,788     6.442  358.61  675   82.8
RNC                       $9,225,397     40    1.76    $230,635     6.457  358.60  668   85.6
------------------------------------------------------------------------------------------------------------------------------------
                        $523,833,082  1,855  100.00    $282,390     6.579  358.60  682   85.6
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                              Occupancy
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
OO                      $500,137,140  1,759   95.48    $284,330     6.557  358.60  681   85.6
INV                      $20,129,546     82    3.84    $245,482     7.009  358.58  703   84.5
2H                        $3,566,396     14    0.68    $254,743     7.174  358.71  689   87.0
------------------------------------------------------------------------------------------------------------------------------------
                        $523,833,082  1,855  100.00    $282,390     6.579  358.60  682   85.6
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                           Range of Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
301 - 360               $523,833,082  1,855  100.00    $282,390     6.579  358.60  682   85.6
------------------------------------------------------------------------------------------------------------------------------------
                        $523,833,082  1,855  100.00    $282,390     6.579  358.60  682   85.6
------------------------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED]Countrywide(R)                    Computational Materials for
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                            Interest Only (Aggregate)

                                ARM $523,833,082

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                 Collateral Grouped by Document Type
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
FULL                    $305,485,719  1,126   58.32    $271,302     6.395  358.56  682   87.5
STATED INCOME           $218,347,363    729   41.68    $299,516     6.836  358.64  683   82.9
------------------------------------------------------------------------------------------------------------------------------------
                        $523,833,082  1,855  100.00    $282,390     6.579  358.60  682   85.6
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by FICO
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
801 - 820                 $1,401,995      5    0.27    $280,399     6.342  358.69  809   92.9
781 - 800                 $6,851,164     23    1.31    $297,877     6.141  358.12  787   86.2
761 - 780                $14,446,417     45    2.76    $321,031     6.266  358.77  769   83.3
741 - 760                $18,619,187     60    3.55    $310,320     6.457  358.61  751   86.7
721 - 740                $36,746,922    120    7.02    $306,224     6.381  358.47  729   84.8
701 - 720                $47,282,798    174    9.03    $271,740     6.446  358.58  710   86.4
681 - 700                $93,629,827    331   17.87    $282,870     6.514  358.52  689   86.2
661 - 680               $126,263,151    449   24.10    $281,210     6.554  358.63  670   85.0
641 - 660               $169,332,712    612   32.33    $276,687     6.761  358.65  651   85.5
621 - 640                 $9,258,908     36    1.77    $257,192     6.797  358.64  640   85.9
------------------------------------------------------------------------------------------------------------------------------------
                        $523,833,082  1,855  100.00    $282,390     6.579  358.60  682   85.6
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                Grade
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
A                       $523,833,082  1,855  100.00    $282,390     6.579  358.60  682   85.6
------------------------------------------------------------------------------------------------------------------------------------
                        $523,833,082  1,855  100.00    $282,390     6.579  358.60  682   85.6
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                           Collateral Grouped by Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
0                        $90,775,255    342   17.33    $265,425     7.126  358.75  680   88.3
12                       $36,366,161    110    6.94    $330,601     6.905  358.67  684   83.4
13                          $264,000      1    0.05    $264,000     5.500  357.00  697   80.0
24                      $236,983,354    805   45.24    $294,389     6.493  358.55  681   85.4
36                      $159,208,666    596   30.39    $267,129     6.320  358.57  684   84.7
60                          $235,646      1    0.04    $235,646     7.300  359.00  687   80.0
------------------------------------------------------------------------------------------------------------------------------------
                        $523,833,082  1,855  100.00    $282,390     6.579  358.60  682   85.6
------------------------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED]Countrywide(R)                    Computational Materials for
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                            Interest Only (Aggregate)

                                ARM $523,833,082

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Months to Roll                (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
               WA         CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION    MTR        BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
13 - 18        16           $518,960      2    0.10    $259,480     7.726  352.00  682   96.6
19 - 24        23       $260,219,787    871   49.68    $298,760     6.566  358.56  682   85.4
25 - 31        31           $834,635      3    0.16    $278,212     6.240  355.00  753   87.1
32 - 37        35       $262,259,699    979   50.07    $267,885     6.590  358.66  682   85.7
------------------------------------------------------------------------------------------------------------------------------------
                        $523,833,082  1,855  100.00    $282,390     6.579  358.60  682   85.6
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                           Range of Margin                    (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000               $951,340      5    0.18    $190,268     6.618  358.71  675   84.9
4.001 - 5.000            $13,814,758     49    2.64    $281,934     5.583  358.11  696   79.4
5.001 - 6.000           $160,858,521    525   30.71    $306,397     5.913  358.56  688   80.8
6.001 - 7.000           $239,030,881    829   45.63    $288,336     6.616  358.61  681   86.9
7.001 - 8.000            $89,068,555    361   17.00    $246,727     7.437  358.69  673   90.3
8.001 - 9.000            $16,919,477     74    3.23    $228,642     8.186  358.63  671   92.3
9.001 - 10.000            $2,692,550     11    0.51    $244,777     8.914  358.91  675   88.4
10.001 - 11.000             $497,000      1    0.09    $497,000    10.550  359.00  646  100.0
------------------------------------------------------------------------------------------------------------------------------------
6.486                   $523,833,082  1,855  100.00    $282,390     6.579  358.60  682   85.6
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Maximum Rates                    (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500             $399,960      1    0.08    $399,960     6.250  359.00  702   80.0
10.501 - 11.000           $1,065,520      5    0.20    $213,104     6.495  358.72  696   80.0
11.001 - 11.500           $4,927,970     21    0.94    $234,665     5.335  358.38  690   77.1
11.501 - 12.000          $19,467,307     73    3.72    $266,675     5.680  358.03  698   79.5
12.001 - 12.500          $50,340,332    165    9.61    $305,093     5.763  358.48  690   79.8
12.501 - 13.000         $113,920,665    371   21.75    $307,064     5.995  358.54  688   82.6
13.001 - 13.500         $111,470,807    370   21.28    $301,272     6.448  358.57  680   85.2
13.501 - 14.000         $122,242,713    438   23.34    $279,093     6.826  358.74  679   88.1
14.001 - 14.500          $53,271,374    215   10.17    $247,774     7.346  358.67  671   90.1
14.501 - 15.000          $28,071,535    118    5.36    $237,894     7.821  358.70  677   91.2
15.001 - 15.500           $9,550,200     42    1.82    $227,386     8.295  358.78  674   93.4
15.501 - 16.000           $5,512,359     23    1.05    $239,668     8.805  358.63  674   91.6
16.001 - 16.500           $1,197,350      6    0.23    $199,558     9.290  358.97  654   94.3
16.501 - 17.000           $1,897,990      6    0.36    $316,332     9.802  358.80  687   84.0
17.501 - 18.000             $497,000      1    0.09    $497,000    10.550  359.00  646  100.0
------------------------------------------------------------------------------------------------------------------------------------
13.415                  $523,833,082  1,855  100.00    $282,390     6.579  358.60  682   85.6
------------------------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED]Countrywide(R)                    Computational Materials for
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                            Interest Only (Aggregate)

                                ARM $523,833,082

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                    Initial Periodic Rate Cap                 (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
1.000                       $920,170      4    0.18    $230,043     6.407  357.93  665   80.2
1.500                   $424,394,648  1,465   81.02    $289,689     6.571  358.72  681   86.3
1.525                       $352,000      1    0.07    $352,000     6.350  358.00  664   80.0
2.000                     $7,072,429     26    1.35    $272,016     6.644  357.62  691   83.1
3.000                    $91,093,835    359   17.39    $253,743     6.612  358.10  686   82.4
------------------------------------------------------------------------------------------------------------------------------------
                        $523,833,082  1,855  100.00    $282,390     6.579  358.60  682   85.6
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap              (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
1.000                    $91,179,934    359   17.41    $253,983     6.642  358.12  686   82.4
1.500                   $432,179,547  1,494   82.50    $289,277     6.566  358.70  681   86.2
3.000                       $473,600      2    0.09    $236,800     6.206  357.57  702   84.3
------------------------------------------------------------------------------------------------------------------------------------
                        $523,833,082  1,855  100.00    $282,390     6.579  358.60  682   85.6
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Lifetime Rate Floor              (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000             $7,126,427   24      1.36    $296,934     5.309  358.42  699   81.0
5.001 - 6.000           $145,103,316  465     27.70    $312,050     5.742  358.53  690   81.1
6.001 - 7.000           $254,863,010  888     48.65    $287,008     6.578  358.63  681   86.2
7.001 - 8.000            $93,884,088  378     17.92    $248,371     7.466  358.59  673   89.4
8.001 - 9.000            $18,774,800   84      3.58    $223,510     8.426  358.60  672   92.9
9.001 - 10.000            $3,584,440   15      0.68    $238,963     9.587  358.81  674   89.3
> 10.000                    $497,000    1      0.09    $497,000    10.550  359.00  646  100.0
------------------------------------------------------------------------------------------------------------------------------------
                        $523,833,082  1,855  100.00    $282,390     6.579  358.60  682   85.6
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Next Interest Adjustment Date             (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
01/07                       $518,960      2    0.10    $259,480     7.726  352.00  682   96.6
04/07                       $692,000      2    0.13    $346,000     6.503  355.00  687   79.7
05/07                     $1,568,994      6    0.30    $261,499     6.590  356.00  673   82.1
06/07                    $15,931,060     55    3.04    $289,656     6.425  357.01  686   84.9
07/07                   $100,637,594    335   19.21    $300,411     6.533  358.00  685   85.7
08/07                   $117,202,181    393   22.37    $298,224     6.585  359.00  679   85.3
09/07                    $24,187,958     80    4.62    $302,349     6.704  360.00  679   85.4
04/08                       $834,635      3    0.16    $278,212     6.240  355.00  753   87.1


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED]Countrywide(R)                    Computational Materials for
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                            Interest Only (Aggregate)

                                ARM $523,833,082

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                    Next Interest Adjustment Date             (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
05/08                     $1,981,919      7    0.38    $283,131     6.256  356.00  691   81.9
06/08                     $9,848,801     40    1.88    $246,220     6.579  357.00  691   85.9
07/08                    $87,244,334    331   16.65    $263,578     6.594  358.00  679   86.4
08/08                   $139,397,684    521   26.61    $267,558     6.585  359.00  682   85.3
09/08                    $23,786,961     80    4.54    $297,337     6.643  360.00  687   85.5
------------------------------------------------------------------------------------------------------------------------------------
                        $523,833,082  1,855  100.00    $282,390     6.579  358.60  682   85.6
------------------------------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.